SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549






                            FORM 8-K



                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) September 30, 1994



             Rollins Environmental Services, Inc.
     (Exact name of registrant as specified in its charter)





         Delaware            1-8368             51-0228924
(State or other jurisdiction  (Commission     (IRS Employer
  of incorporation)           File number)  Identification No.)




  One Rollins Plaza, Wilmington, Delaware              19803
(Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code (302) 426-2700

Item 5.  Other Events.

     Effective at the close of business September 30, 1994, John C. Peet, Jr. resigned his position as Vice President - General Counsel and Secretary of, and as a Director to, the Company. Effective on the same date, Michael B. Kinnard was appointed General Counsel and Secretary to the Company.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Rollins Environmental Services, Inc.



DATE:   October 13, 1994      BY:  \s\ John W. Rollins, Jr.
                                   John W. Rollins, Jr.
                                   Senior Vice Chairman
                                   of the Board